DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
Discontinued Operation, Income (Loss) From Discontinued Operation Disclosures [Abstract]
Discontinued Operations
10.	DISCONTINUED OPERATIONS

Effective July 1, 2011, CUI Global entered into an agreement to convey its 49% ownership interest in Comex Electronics to the owners of the remaining 51% who are the original founders and were the original owners of Comex Instruments, for $617,975 in the form of a five year note receivable bearing interest at 4% per annum. The Company’s continuing operations focus on the development, manufacturing and sale of electrical components. There were no discontinued operations in 2012. Revenue and expenses allocated to discontinued operations for the year ended December 31, 2011 were limited to revenue and expenses that were directly related to the operations of Comex Electronics, or that were eliminated as a result of the sale of the subsidiary. As a result, certain continuing indirect costs that were previously allocated to Comex were not allocated to discontinued operations. It is expected that the Company and Comex Electronics will continue a business relationship. Comex Electronics is a customer of CUI Global and also a vendor to CUI Global that provides manufacturing and other services.

The results of operations from discontinued operations are set forth below:

	For the year ended December 31,
	2012	2011

Total revenues	$-	$1,280,485
Cost of revenues	-	1,146,443
Gross profit	-	134,042
Selling, general, administrative and other	-	294,195
(Loss) from discontinued operations	-	(160,153)
Gain on sale of Comex Electronics	-	603,034
Net profit (loss) from discontinued operations	-	442,881
Less net profit (loss) from discontinued operations - noncontrolling interest	-	67,872
Net profit (loss) from discontinued operations allocable to common stocholders	$-	$375,009